Exhibit 99.2
NAVARRE CORPORATION
Introduction to the Unaudited Pro Forma Financial Statements
The following unaudited pro forma financial information is presented to illustrate the effect on the historical financial position and operating results of Navarre Corporation (the “Company”) resulting from the March 31, 2011 sale of substantially all of the assets of FUNimation Productions, Ltd. and animeOnline, Ltd. (together “FUNimation Entertainment”) through the divestiture of all of the general and limited partnership interests in the FUNimation Entertainment entities. The unaudited pro forma condensed consolidated balance sheets as of December 31, 2010 are based on the historical statements of the Company as of December 31, 2010 after giving effect to the transaction as if it had occurred on December 31, 2010. The unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 2010, and the fiscal years ended March 31, 2010, 2009 and 2008 are based on the historical financial statements of the Company for that period after giving effect to the transaction as if it had occurred on April 1, 2007. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2010, filed on February 9, 2011; and the Company’s fiscal year 2010, 2009 and 2008 Annual Reports on Form 10-K, filed on June 11, 2010, June 9, 2009, and June 16, 2008, respectively.
The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.
The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

NAVARRE CORPORATION
Pro Forma Condensed Consolidated Balance Sheets
December 31, 2010
(Unaudited)
(In thousands)

		Pro Forma
	As Reported	Adjustments		Pro Forma
Assets
Current assets:
Cash	$—	$15,513	(1)	$15,513
Accounts receivables, net	79,330	—		79,330
Inventories	28,469	—		28,469
Other	19,262	—		19,262
Current assets of discontinued operations	5,339	(5,339)	(2)	—

Total current assets	132,400	10,174		142,574
Property and equipment, net	9,758	—		9,758
Other assets	26,141	—		26,141
Non-current assets of discontinued operations	30,716	(30,716)	(2)	—

Total assets	$199,015	$(20,542)		$178,473

Liabilities and shareholders’ equity
Current liabilities:
Revolving line of credit	$12,547	$—		$12,547
Accounts payable	92,640	1,333	(3)	93,973
Checks written in excess of cash balances	7,487	(7,487)	(1)	—
Other	8,220	—		8,220
Current liabilities of discontinued operations	7,543	(7,543)	(2)(3)	—

Total current liabilities	128,437	(13,697)		114,740
Long-term liabilities:
Other	1,688	—		1,688

Total liabilities	130,125	(13,697)		116,428
Shareholders’ equity	68,890	(6,845	)(4)	62,045

Total liabilities and shareholders’ equity	$199,015	$(20,542)		$178,473

(1)	Pro Forma adjustment for net proceeds from the sale of FUNimation Entertainment

(2)	Pro Forma adjustment to exclude assets and liabilities of FUNimation Entertainment

(3)	Pro Forma adjustment to include FUNimation Entertainment liabilities maintained by the Company

(4)	Pro Forma adjustment for the loss on sale of FUNimation Entertainment

NAVARRE CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
For the Nine Months Ended December 31, 2010
(Unaudited)
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustments	Pro Forma
Net sales	$366,593	$—	$366,593
Cost of sales (exclusive of depreciation and amortization)	317,043	—	317,043

Gross profit	49,550	—	49,550
Operating expenses:
Selling and marketing	16,071	—	16,071
Distribution and warehousing	8,080	—	8,080
General and administrative	16,147	—	16,147
Depreciation and amortization	2,865	—	2,865

Total operating expenses	43,163	—	43,163

Income from operations	6,387	—	6,387
Other income (expense):
Interest income (expense), net	(1,357)	—	(1,357)
Other income (expense)	(539)	—	(539)

Income from continuing operations before income tax	4,491	—	4,491
Income tax expense	(1,764)	—	(1,764)

Net income from continuing operations	2,727	—	2,727
Discontinued operations:
Income from discontinued operations, net of tax	4,424	—	4,424

Net income	$7,151	$—	$7,151

Basic earnings per common share:
Continuing operations	$0.08		$0.08
Discontinued operations	0.12		0.12

Net income	$0.20		$0.20

Diluted earnings per common share:
Continuing operations	$0.07		$0.07
Discontinued operations	0.12		0.12

Net income	$0.19		$0.19

Weighted average shares outstanding:
Basic	36,405		36,405
Diluted	36,925		36,925

NAVARRE CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
For the Twelve Months Ended March 31, 2010
(Unaudited)
(In thousands, except per share amounts)

		(1)
		Pro Forma
	As Reported	Adjustments	Pro Forma
Net sales	$528,332	$(32,562)	$495,770
Cost of sales (exclusive of depreciation and amortization)	440,407	(12,681)	427,726

Gross profit	87,925	(19,881)	68,044
Operating expenses:
Selling and marketing	23,140	(4,996)	18,144
Distribution and warehousing	9,799	—	9,799
General and administrative	29,987	(5,461)	24,526
Depreciation and amortization	6,316	(2,279)	4,037

Total operating expenses	69,242	(12,736)	56,506

Income from operations	18,683	(7,145)	11,538
Other income (expense):
Interest income (expense), net	(2,802)	562	(2,240)
Other income (expense)	788	—	788

Income from continuing operations before income tax	16,669	(6,583)	10,086
Income tax benefit (expense)	6,203	2,399	8,602

Net income from continuing operations	22,872	(4,184)	18,688
Discontinued operations:
Income from discontinued operations, net of tax	—	4,184	4,184

Net income	$22,872	$—	$22,872

Basic earnings per common share:
Continuing operations	$0.63		$0.51
Discontinued operations	—		0.12

Net income	$0.63		$0.63

Diluted earnings per common share:
Continuing operations	$0.62		$0.51
Discontinued operations	—		0.11

Net income	$0.62		$0.62

Weighted average shares outstanding:
Basic	36,285		36,285
Diluted	36,643		36,643

(1)	Pro Forma adjustment to eliminate the operations of FUNimation Entertainment

NAVARRE CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
For the Twelve Months Ended March 31, 2009
(Unaudited)
(In thousands, except per share amounts)

		(1)
		Pro Forma
	As Reported	Adjustments	Pro Forma
Net sales	$630,991	$(31,932)	$599,059
Cost of sales (exclusive of depreciation and amortization)	563,944	(14,486)	549,458

Gross profit	67,047	(17,446)	49,601
Operating expenses:
Selling and marketing	25,334	(5,615)	19,719
Distribution and warehousing	12,166	—	12,166
General and administrative	32,964	(5,535)	27,429
Depreciation and amortization	10,972	(3,193)	7,779
Goodwill and intangible asset impairment	82,729	(72,197)	10,532

Total operating expenses	164,165	(86,540)	77,625

Loss from operations	(97,118)	69,094	(28,024)
Other income (expense):
Interest income (expense), net	(4,544)	1,322	(3,222)
Other income (expense)	(1,255)	61	(1,194)

Loss from continuing operations before income tax	(102,917)	70,477	(32,440)
Income tax benefit (expense)	14,483	(25,426)	(10,943)

Net loss from continuing operations	(88,434)	45,051	(43,383)
Discontinued operations:
Loss from discontinued operations, net of tax	—	(45,051)	(45,051)

Net loss	$(88,434)	$—	$(88,434)

Basic earnings (loss) per common share:
Continuing operations	$(2.44)		$(1.20)
Discontinued operations	—		(1.24)

Net loss	$(2.44)		$(2.44)

Diluted earnings (loss) per common share:
Continuing operations	$(2.44)		$(1.20)
Discontinued operations	—		(1.24)

Net loss	$(2.44)		$(2.44)

Weighted average shares outstanding:
Basic	36,207		36,207
Diluted	36,207		36,207

(1)	Pro Forma adjustment to eliminate the operations of FUNimation Entertainment

NAVARRE CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
For the Twelve Months Ended March 31, 2008
(Unaudited)
(In thousands, except per share amounts)

			(1)
			Pro Forma
	As Reported		Adjustments	Pro Forma
Net sales	$658,472		$(39,258)	$619,214
Cost of sales (exclusive of depreciation and amortization)	556,913		(12,896)	544,017

Gross profit	101,559		(26,362)	75,197
Operating expenses:
Selling and marketing	27,371		(6,667)	20,704
Distribution and warehousing	12,689		—	12,689
General and administrative	34,081		(5,268)	28,813
Depreciation and amortization	9,587		(3,995)	5,592

Total operating expenses	83,728		(15,930)	67,798

Income from operations	17,831		(10,432)	7,399
Other income (expense):
Interest income (expense), net	(5,868)		2,529	(3,339)
Other income (expense)	366		(95)	271

Income from continuing operations before income tax	12,329		(7,998)	4,331
Income tax (expense) benefit	(5,273)		3,141	(2,132)

Net income from continuing operations	7,056		(4,857)	2,199
Discontinued operations:
Gain on sale of discontinued operations, net of tax	4,892	(2)		4,892
Income (loss) from discontinued operations, net of tax	(2,290	)(2)	4,857	2,567

Net income	$9,658		$—	$9,658

Basic earnings per common share:
Continuing operations	$0.20			$0.06
Discontinued operations	0.07	(2)		0.21

Net income	$0.27			$0.27

Diluted earnings per common share:
Continuing operations	$0.20			$0.06
Discontinued operations	0.07	(2)		0.21

Net income	$0.27			$0.27

Weighted average shares outstanding:
Basic	36,105			36,105
Diluted	36,269			36,269

(1)	Pro Forma adjustment to eliminate the operations of FUNimation Entertainment

(2)	Discontinued operations, as reported, reflects the Company’s sale of NEM on May 31, 2007